UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
September 7, 2007

Chardan North China Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51431	20-2479743
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

625 Broadway, Suite 1111
San Diego, California 92101
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(619) 795-4627

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 7, 2007, Chardan North China Acquisition Corporation (“Chardan North”) announced that its shareholders approved the acquisition of a controlling interest in Beijing HollySys Company, Limited and Hangzhou HollySys Automation Company, Limited (collectively referred to as “HollySys”) at a meeting that took place on September 7, 2007 at Chardan North’s corporate headquarters in San Diego, California. A copy of the press release issued by Chardan North on September 7, 2007 is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 7, 2007, regarding Chardan North shareholders’ approval of the merger between Chardan North and HollySys.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2007

CHARDAN NORTH CHINA ACQUISITION
CORPORATION

By: /s/ Kerry S. Propper
Kerry S. Propper
Chief Financial Officer